EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. ' 150,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Omni Ventures, Inc. (The ACompany@) on Form 10-Q for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the AReport@), I, Daniel Reardon, President and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ' 150, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 5, 2011	By:/s/ Daniel Reardon
President And Principal Accounting Officer